Exhibit 10.4

Issue Date: •, 2013

Expiry Date: •, 2015

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •, 2013.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS INCLUDING ALL APPLICABLE RESALE RESTRICTIONS AND HOLD PERIODS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR ANY OTHER EXCHANGE IN THE UNITED STATES, OR ANY OTHER OTHERWISE IN CANADA OR THE UNITED STATES TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL •, 2016.

EXERCISABLE ONLY PRIOR TO 5:00 P.M., TORONTO, ONTARIO CANADA TIME, ON THE

EXPIRY DATE

AFTER WHICH TIME THESE WARRANTS

SHALL BE NULL AND VOID

WARRANTS TO PURCHASE COMMON SHARES

OF

SECURITY DEVICES INTERNATIONAL INC. (the “Corporation”)

(Incorporated under the laws of Delaware)

Number of Warrants represented by this certificate --- •

CERTIFICATE REPRESENTING WARRANTS

TO ACQUIRE COMMON SHARES OF

SECURITY DEVICES INTERNATIONAL INC.

THIS CERTIFIES that, for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), y., (the “Holder”) is the registered holder of y common share purchase warrants (the “Warrants”) of Security Devices International Inc., a corporation existing under the laws of the State of Delaware, USA (the “Corporation”). Each Warrant entitles the Holder, subject to the terms, conditions and adjustments set forth in this warrant certificate (the “Certificate”), to acquire from the Corporation, at an exercise price per common share as set out below (the “Exercise Price”), one fully paid and non-assessable common share (each a “Common Share”) in the capital of the Corporation. The number of Common Shares which the Holder is entitled to acquire upon exercise of each Warrant is subject to adjustment as hereinafter provided.

The Warrants are exercisable at any time and from time to time until 5:00PM (Toronto time) on y, (the “Expiry Time”), in accordance with the terms set out in this Certificate.

1.	Exercise of Warrants

(a)	Exercise Price. The Exercise Price of the Warrants shall be:

(i)	$0.y per Warrant with respect to the Warrants exercised.

(b)

Election to Exercise. The Warrants may be exercised by the Holder at any time and from time to time during the period commencing on the date hereof and ending at the Expiry Time. The Warrants may be exercised, in whole or in part, by delivering of each of the following (the "Exercise Deliveries") to the Corporation:

(i)	this Certificate;

(ii)

an election to exercise (the "Exercise Notice"), in substantially the form attached to this Certificate as Schedule A, specifying the number of Warrants being exercised and otherwise properly completed and executed by the Holder, and

(iii)	payment to the Corporation (in cash, by certified cheque or by bank draft) of the Exercise Price for the Warrants being exercised.

In order to be effective, the Exercise Deliveries must be received by the Corporation prior to the Expiry Time at the Corporation's Canadian offices at 338 Church Street, Oakville, Ontario Canada, L6J 1P1 or at such other address in Canada as may be notified in writing by the Corporation. The date upon which the Corporation receives the Exercise Deliveries is referred to as the “Exercise Date”.

(c)

Issuance. Upon exercise of any Warrants, the person or persons to whom securities are to be issued shall be deemed to have become the holder or holders of record of the securities to which they are entitled. The securities issuable upon the exercise of the Warrants are referred to as the “Warrant Shares”.

(d)	Share Certificates. As promptly as practicable after the Exercise Date, the Corporation shall issue and deliver to the Holder:

(i)	a certificate or certificates for the Warrant Shares, registered as called for in the Exercise Notice, and

(ii)	a new warrant certificate containing the same terms and conditions as this Certificate, and representing the unexercised Warrants (if any).

(e)	Fractional Shares. No fractional Warrant Shares shall be issued upon exercise of any Warrant. The number of Warrant Shares to be issued shall be rounded down to the nearest whole share.

(f)	Expiry. Each unexercised Warrant shall expire and all rights to exercise that Warrant shall cease and become null and void at the Expiry Time.

2.	Adjustments

(a)	Subdivision or Share Dividend. If and whenever the Corporation shall

(i)	subdivide or redivide the outstanding Common Shares into a greater number of shares; or

(ii)	issue any Common Shares of the Corporation to the holders of all or substantially all of the outstanding Common Shares as a share dividend;

the number of Common Shares to be received upon exercise of any Warrant after such subdivision or redivision, or on or after the record date for the share dividend, as the case may be, shall be increased in that proportion which the number of Common Shares outstanding before such subdivision, redivision or dividend bears to the number of Common Shares outstanding after such subdivision, redivision or dividend. Any issue of Common Shares as a share dividend shall be deemed to have been made on the record date fixed for that share dividend for the purpose of calculating the number of outstanding Common Shares under this section.

This section shall not apply to Common Shares distributed to holders of Common Shares in lieu of a cash dividend, if the value at which those shares are issued in satisfaction of the cash dividend is not less than 90% of the Market Price. The “Market Price” on any date means the average of the closing price of the Common Shares on any stock exchange on which the Common Shares are listed during the 10 consecutive trading days ending on the trading day prior to such date, or if the Common Shares are not listed on any exchange, the Market Price on any date means the fair value of the Common Shares on that date as determined by the directors of the Corporation.

(b)

Consolidation of Common Shares. If and whenever the Corporation shall reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, the number of Common Shares to be received upon exercise of any Warrant after such reduction, combination, or consolidation shall be decreased in that proportion which the number of Common Shares outstanding before such reduction, combination, or consolidation bears to the number of Common Shares outstanding after such reduction, combination or consolidation.

(c)

Change or Reclassification of Common Shares. If and whenever the Corporation shall change or reclassify its outstanding Common Shares into a different class of securities, the number and kind of securities to be received upon exercise of any Warrants after that change or reclassification shall be that number of the successor class of securities which a holder of the number of Common Shares subject to each such exercised Warrant immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification.

(d)	Corporate Changes. If there shall occur:

	(i)	any reorganization of the share capital of the Corporation not provided for in sections 2(a), 2(b) or 2(c), or

(ii)

any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of the Corporation’s assets to another corporation, shall be effected in such a way that holders of Common Shares shall be entitled to receive shares, securities or assets with respect to or in exchange for Common Shares, each unexercised Warrant shall be adjusted so as to be exercisable for the shares, securities or assets to which the Holder would have been entitled by reason of such reorganization, consolidation, merger or sale had the Holder exercised the Warrant prior to such reorganization, consolidation, merger or sale.

(e)

Notice of Adjustment. Upon any adjustment of the number of Common Shares, the Corporation shall give written notice thereof to the Holder, which notice (i) shall state the number of Common Shares or other shares, securities or assets subject to each unexercised Warrant resulting from such adjustment, if any, and (ii) shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3.	Common Shares to be Reserved

The Corporation will reserve and keep available a sufficient number of Warrant Shares for issuance upon the exercise of the Warrants. The Corporation agrees that all Warrant Shares will, upon issuance, be duly authorized and issued as fully paid and non-assessable.

4.	Issuance Charge

The issuance of certificates for Warrant Shares shall be made without charge to the Holder.

5.	Voting

A Warrant shall not entitle the Holder to any rights as a shareholder of the Corporation, including voting or dividend rights, until it is exercised in accordance with the terms herein and the Holder becomes registered as a shareholder of the Corporation.

6.	Limitation on Transfer

The Warrants are personal to the Holder and may not be transferred. The Common Shares issued upon exercise of any Warrants will bear a legend in the form required by applicable securities laws.

7.	Replacement

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Certificate, the Corporation will issue to the Holder a replacement Certificate (containing the same terms and conditions as this Certificate).

8.	Governing Law

The laws of the State of Delaware applicable therein shall govern this Certificate.

9.	Successors

The rights under this Certificate shall enure to the benefit of and shall be binding upon the Holder and the Corporation and their respective legal representatives, successors and permitted assigns.

10.	No Waiver

No waivers of, or exceptions to, any term, condition or provision set out in this Certificate, shall be effective unless made in writing and signed by the Corporation. No such waiver or exception shall be deemed to be, or construed as, a continuing waiver of or exception, unless agreed to in writing and signed by the Corporation.

11.	Time

Time is of the essence of this Certificate.

12.	Currency

Unless otherwise specified, all references to money in this Certificate are references to the lawful currency of the United States of America.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by a duly authorized officer.

DATED this               •                  day of • 2013.

SECURITY DEVICES INTERNATIONAL INC.

By: _____________________________
         Name: •

         Title: •

SCHEDULE “A”

ELECTION TO EXERCISE

TO: SECURITY DEVICES INTERNATIONAL INC. (the “Corporation”)

The undersigned holder of the accompanying warrant certificate hereby exercises _________warrants (the “Warrants”) represented by that certificate. Full payment of the exercise price for those warrants accompanies this election.

The undersigned directs that the securities issued as a result of the exercise of the Warrants be registered as set out below and mailed to the address set out below unless otherwise indicated.

DATED this _________________day of __________________________.

Name:

Signature:

Registration instructions:

[  ]  Please check box if the securities issued under this exercise are to be collected from the Corporation’s office, failing which the securities will be mailed to the subscriber at the address set out above.

If any Warrants represented by the attached certificate are not being exercised in full, a new certificate will be issued and delivered to the Holder representing the unexercised Warrants.